Exhibit 10.44¯

Execution Version

ENERGY & EXPLORATION PARTNERS, INC.

FIRST SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of December 12, 2013

Re:        $25,000,000 Senior Tranche B Notes

DUE December 2018

¯	One of the exhibits to this agreement has been omitted pursuant to a request for confidential treatment.

ENERGY & EXPLORATION PARTNERS, INC.

Two City Place, Suite 1700

One Hundred Throckmorton St.

Fort Worth, TX 76102

Dated as of

December 12, 2013

To the Holder(s) named in

Schedule A hereto

Ladies and Gentlemen:

This First Supplement to Note Purchase Agreement (this “First Supplement”) is among Energy & Exploration Partners, Inc., a Delaware corporation (the “Issuer”), the Guarantors (as defined in the Note Purchase Agreement described below), Cortland Capital Market Services LLC, as the administrative agent (the “Administrative Agent”) and the Holders named on Schedule A attached hereto.

Reference is hereby made to the Note Purchase Agreement dated as of April 8, 2013 (as amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”) among the Issuer, the Administrative Agent and the Holders signatory thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 2.1(b) of the Note Purchase Agreement which requires that, prior to the issuance of any Supplemental Notes, the Issuer and each Holder named on Schedule A attached hereto shall execute and deliver a Supplement.

The Issuer hereby agrees with the Holder(s) as follows:

1)	Terms of Tranche B Notes. The Issuer has authorized the issue and sale of $25,000,000 aggregate principal amount of its Tranche B Notes (the “Tranche B Notes”). The Tranche B Notes are “Supplemental Notes” and “Notes” (as such terms are defined in the Note Purchase Agreement), with such distinctions as may be applicable set forth in Section 1(a) below. The Tranche B Notes shall be substantially in the form set out in Exhibit A hereto. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Issuer agrees to issue and sell to each Holder, and each Holder agrees to purchase from the Issuer, Tranche B Notes in the principal amount set forth opposite such Holder’s name on Schedule A hereto at a price of 97% of the principal amount thereof on the closing date hereafter mentioned.

a)	Interest. Each Tranche B Note shall:

i)	from the First Supplement Closing Date until the date four (4) years after the First Supplement Closing Date bear interest at a rate equal to the greater of (a) fifteen percent (15.00%) per annum and (b) a per annum rate of interest equal to the per annum interest rate under the Term Loan Facility plus two percent (2.0%); and

ii)	from the date four (4) years after the First Supplement Closing Date until the Tranche B Maturity Date bear interest at a rate equal to the greater of (c) twenty percent (20.00%) per annum and (d) a per annum rate of interest equal to the per annum interest rate under the Term Loan Facility plus two percent (2.0%);

in each case, as such amount may be increased pursuant to Section 2.6(c) of the Note Purchase Agreement, which shall be due and payable in cash (“Tranche B Interest”).

b)	Tranche B Maturity Date. The Tranche B Notes shall mature on that date that is the earlier of (i) December 12, 2018, and (ii) the date that all Notes shall become due and payable in full under the Note Purchase Agreement and hereunder, whether by acceleration or otherwise (the “Tranche B Maturity Date”).

c)	Prepayments. Each Tranche B Note shall be subject to the repayment and prepayment provisions of Section 2.7, Section 2.8, and Section 2.9 of the Note Purchase Agreement.

d)	Tranche B Make Whole Amount. The provisions of Section 2.11(g) of the Note Purchase Agreement shall apply to the Tranche B Notes, mutatis mutandis.

e)	Tranche B Repayment Premium. The provisions of Section 2.11(h) of the Note Purchase Agreement shall apply to the Tranche B Notes, mutatis mutandis.

2)	Closing. The sale and purchase of the Tranche B Notes shall occur on December 12, 2013 or on such other Business Day thereafter that all conditions set forth in Section 3 below have been satisfied or waived (the “First Supplement Closing Date”). On the First Supplement Closing Date, the Issuer will deliver to each Holder the Tranche B Notes to be purchased by such Holder in the form of a single Tranche B Note dated as of the First Supplement Closing Date and registered in such Holder’s name, against delivery by such Holder to the Issuer of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuer to account number 650046124, ABA # 114000093 at Frost National Bank, 777 Main Street, Suite 500, Fort Worth, TX 76102. If, on the First Supplement Closing Date, the Issuer shall fail to tender such Tranche B Notes to any Holder as provided above in this Section 2, or any of the conditions specified in Section 3 shall not have been fulfilled to any Holder’s satisfaction or otherwise waived by the Holders, such Holder shall, at such Holder’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Holder may have by reason of such failure or such nonfulfillment.

3)	Conditions Precedent to Tranche B Notes Purchase. The obligation of each Holder to purchase and pay for the Tranche B Notes to be sold to such Holder on the First Supplement Closing Date is subject to the fulfillment to such Holder’s satisfaction (unless otherwise waived by the Holders), prior to or contemporaneous with the First Supplement Closing Date, of the following conditions:

a)	The Administrative Agent and the Holders shall have received sufficient copies of this First Supplement executed by each Note Party, the Administrative Agent, and each Holder.

b)	Each Holder shall have received a Tranche B Note in the form of Exhibit A hereto, dated as of the First Supplement Closing Date and registered in such Holder’s name.

c)	No Default or Event of Default shall have occurred and be continuing.

d)

Administrative Agent shall have received a certificate from the secretary or other Authorized Officer of the Issuer certifying that: (i) since the date of execution of the Note Purchase Agreement there has been no change to any of the Organizational Documents of any Note Party, or, to the extent applicable, attached to such certificate are true and correct copies of any Organizational Document of any Note Party that has been amended, revised, supplemented or otherwise changed since the date of execution of the Note Purchase Agreement, certified as of a recent date by the appropriate Governmental Authority, each dated as of First Supplement Closing Date or a recent date prior thereto; (ii) attached to such certificate are signature and incumbency certificates of the officers of such Person executing this First Supplement to which it is a party; (iii) attached to such certificate are resolutions, which are in full force and effect without modification or amendment, of the manager or member or similar governing body of each Note Party approving and authorizing the execution, delivery and performance of this First Supplement and any other document to which it is a party or by which it or its assets may be bound in connection with the issuance of the Tranche B Notes; (iv) attached to such certificate are good standing certificates from the applicable Governmental Authority of each Note Party’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the First Supplement Closing Date; and (v) attached to such certificate are such other Organizational Documents as the Administrative Agent or Lead Investor may reasonably request.

e)	The Issuer shall have delivered to the Lead Investor an originally executed First Supplement Closing Date Certificate, substantially in the form of Exhibit C hereto, together with all attachments thereto.

f)	The Administrative Agent, the Holders and their respective counsel shall have each received executed copies of the favorable written opinion of Bracewell & Giuliani, LLP, special counsel for the Note Parties, dated as of the First Supplement Closing Date and covering such matters as the Lead Investor may reasonably request and otherwise in form and substance reasonably satisfactory to the Lead Investor (and each Note Party hereby instructs such counsel to deliver such opinions to the Administrative Agent and the Holders).

g)	The Issuer shall have paid all fees and expenses payable by it pursuant to the terms of Section 10.2 of the Note Purchase Agreement as of the First Supplement Closing Date.

h)	The Administrative Agent and the Holders shall have received a Note Purchase Notice in the form of Exhibit A to the Note Purchase Agreement, as of First Supplement Closing Date.

i)	The Administrative Agent shall have received an executed APOD Certificate (either an original or an electronic copy), substantially in the form of Exhibit H to the Note Purchase Agreement, together with all attachments thereto.

4)	Modifications. Subject to the conditions precedent outlined in Section 3 above, the Issuer, the Administrative Agent and the Holders hereby agree as follows:

a)	Amendment to the Table of Contents of the Note Purchase Agreement. The description of Appendix A in the Table of Contents of the Note Purchase Agreement is hereby amended and restated as follows:

“A                    Total Commitments”.

b)	Amendment to Section 1.2 (Defined Terms) of the Note Purchase Agreement – Amended Defined Terms. The following defined term set forth in Section 1.2 of the Note Purchase Agreement is hereby amended and restated in their entirety to read as follows:

“Maturity Date” means (a) with respect to the Tranche A Notes, the earlier of (i) April 8, 2018 and (ii) the date that all Notes shall become due and payable in full hereunder, whether by acceleration or otherwise; and (b) with respect to the Tranche B Notes, the earlier of (i) December 12, 2018 and (ii) the date that all Notes shall become due and payable in full hereunder, whether by acceleration of otherwise.

c)	Amendment to Section 1.2 (Defined Terms) of the Note Purchase Agreement – New Defined Terms. The following new defined terms are hereby added to Section 1.2 of the Note Purchase Agreement in proper alphabetical order:

“First Supplement” means the First Supplement to Note Purchase Agreement, dated as of December 12, 2013, among the Issuer, the Guarantors, the Administrative Agent and the Holders.

“First Supplement Closing Date” has the meaning assigned to such term in the First Supplement.

“Tranche B Notes” means the Notes issued pursuant to the First Supplement.

d)	Amendment to Section 2.6 of the Note Purchase Agreement. Section 2.6(d) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“On the first anniversary of the Closing Date and on each other anniversary thereafter, the Issuer will pay to the Lead Investor for its own account, a fee of $300,000.”

e)	APOD. The APOD attached as Schedule 6.15 of the Note Purchase Agreement is hereby replaced by the APOD attached hereto as Exhibit B (the “New APOD”) and all references to the APOD in the Note Purchase Agreement shall mean the New APOD.

f)	Replacement of Appendix A of the Note Purchase Agreement. Appendix A to the Note Purchase Agreement is hereby replaced by Appendix A hereto.

g)	Ratification and Affirmation. The Issuer and each Note Party hereby (a) acknowledges the terms of this First Supplement and (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Note Document to which it is a party and agrees that each Note Document to which it is a party remains in full force and effect as expressly amended hereby.

5)	Post-Closing Covenant. The Issuer covenants and agrees that, within two (2) days after the First Supplement Closing Date, it shall pay to the Lead Investor, for its own account, $300,000 as a monitoring fee, and that failure to do so shall constitute an Event of Default.

6)	Representations and Warranties. The Issuer represents and warrants to each Holder that except as hereinafter set forth in this Section 6, each of the representations and warranties set forth in Section 4 of the Note Purchase Agreement is true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of the date hereof with respect to the Tranche B Notes with the same force and effect except to the extent such representation or warranty relates to a specific date in which case such representation and warranty shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specific date and each reference to “this Agreement” therein shall be deemed modified to refer to the Note Purchase Agreement as supplemented by the First Supplement.

7)

No Waiver. Except as expressly provided in that certain Limited Waiver to Note Purchase Agreement dated of even date herewith, neither the execution by the Administrative Agent, the Lead Investor or the Holders of this First Supplement, nor any other act or omission by the Administrative Agent, the Lead Investor or the Holders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent, the Lead Investor or the Holders of any Defaults or Events of Default which may exist, which may have occurred prior to the First Supplement Closing Date or which may occur in the future under the Note Purchase Agreement and/or the other Note Documents. Nothing contained in this First Supplement shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s, the Lead Investor’s or the Holders’ right at any time to exercise any right, privilege or remedy in connection with the Note Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Note Purchase Agreement, the other Note Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Issuer or any right, privilege or remedy of the Administrative Agent, the Lead Investor or the Holders under the Note Purchase Agreement, the other Note Documents, or any other contract or instrument. Nothing in this First Supplement shall be construed to be a consent by the Administrative Agent, the Lead Investor or the Holders to any Default or Event of Default.

8)	Note Document. This First Supplement and each agreement, instrument, certificate or document executed by the Note Parties or any of their respective officers in connection herewith or therewith are “Note Documents” as defined and described in the Note Purchase Agreement and all of the terms and provisions of the Note Purchase Agreement relating to Note Documents shall apply hereto and thereto.

9)	Applicable Law. THIS FIRST SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

10)	Counterparts. This First Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

11)	Entire Agreement. This First Supplement, the Note Purchase Agreement and the other Note Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties.

The execution hereof shall constitute a contract between the Issuer, the Guarantors, the Administrative Agent and the Holders for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

ISSUER:

ENERGY & EXPLORATION PARTNERS, INC.

By:	/s/ Tom McNutt
Name:	Tom McNutt
Title:	Executive Vice President, General Counsel and Secretary

GUARANTORS:

ENERGY & EXPLORATION PARTNERS, LLC

By:	/s/ Tom McNutt
Name:	Tom McNutt
Title:	Executive Vice President, General Counsel and Secretary

ENERGY & EXPLORATION PARTNERS OPERATING GP, LLC

By:	/s/ Tom McNutt
Name:	Tom McNutt
Title:	Vice President, General Counsel and Secretary

ENERGY & EXPLORATION PARTNERS OPERATING, LP

BY:ENERGY & EXPLORATION PARTNERS OPERATING GP, LLC, ITS GENERAL PARTNER

By:	/s/ Tom McNutt
Name:	Tom McNutt
Title:	Vice President, General Counsel and Secretary

SIGNATURE PAGE

FIRST SUPPLEMENT

Accepted as of December 12, 2013

ADMINISTRATIVE AGENT:	CORTLAND CAPITAL MARKET SERVICES LLC

	By:	/s/ Emily Ergang Pappas
	Name:	Emily Ergang Pappas
	Title:	Associate Counsel

SIGNATURE PAGE

FIRST SUPPLEMENT

LEAD INVESTOR:	HIGHBRIDGE PRINCIPAL STRATEGIES, LLC

	By:	/s/ Don Dimitrievich
	Name:	Don Dimitrievich
	Title:	Managing Director

SIGNATURE PAGE

FIRST SUPPLEMENT

HOLDERS:	HOLDERS: HIGHBRIDGE PRINCIPAL STRATEGIES – MEZZANINE PARTNERS II DELAWARE SUBSIDIARY, LLC

	By:	Highbridge Principal Strategies Mezzanine Partners II GP, L.P., as Manager

	By:	Highbridge Principal Strategies, LLC, its general partner

	By:	/s/ Don Dimitrievich
	Name:	Don Dimitrievich
	Title:	Managing Director

HIGHBRIDGE PRINCIPAL STRATEGIES – OFFSHORE MEZZANINE PARTNERS MASTER FUND II, L.P.

	By:	Highbridge Principal Strategies Mezzanine Partners II Offshore GP, L.P., its general partner

	By:	Highbridge Principal Strategies, LLC, its general partner

	By:	/s/ Don Dimitrievich
	Name:	Don Dimitrievich
	Title:	Managing Director

HIGHBRIDGE PRINCIPAL STRATEGIES – INSTITUTIONAL MEZZANINE PARTNERS II SUBSIDIARY, L.P.

	By:	Highbridge Principal Strategies Mezzanine Partners II Offshore GP, L.P., its general partner

	By:	Highbridge Principal Strategies, LLC, its general partner

	By:	/s/ Don Dimitrievich
	Name:	Don Dimitrievich
	Title:	Managing Director

SIGNATURE PAGE

FIRST SUPPLEMENT

HIGHBRIDGE PRINCIPAL STRATEGIES – AP MEZZANINE PARTNERS II, L.P.

By:	Highbridge Principal Strategies Mezzanine Partners II GP, L.P., its general partner

By:	Highbridge Principal Strategies, LLC, its general partner

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

SIGNATURE PAGE

FIRST SUPPLEMENT

APOLLO INVESTMENT CORPORATION

By:	Apollo Investment Management, L.P., its Advisor

By:	ACC Management, LLC, its General Partner

By:	/s/ Ted Goldthorpe
Name:	Ted Goldthorpe
Title:	President

APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT, L.P.

By:	Apollo SOMA Advisors, L.P., its General Partner

By:	Apollo SOMA Capital Management, LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President and Assistant Secretary

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P., its General Partner

By:	Apollo Centre Street Advisors (APO DC-GP), LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

FIRST SUPPLEMENT

INFORMATION RELATING TO HOLDERS

NAME AND ADDRESS OF HOLDER	PRINCIPAL AMOUNT OF TRANCHE B NOTES TO BE PURCHASED

Highbridge Principal Strategies – Mezzanine Partners II Delaware Subsidiary, LLC	$6,024,106,.86

40 West 57th, 33rd Floor New York, NY 10019 Attn: Don Dimitrievich Phone (212) 287-5491

Highbridge Principal Strategies – Offshore Mezzanine Partners Master Fund II, L.P.	$8,988,750.00

40 West 57th, 33rd Floor New York, NY 10019 Attn: Don Dimitrievich Phone (212) 287-5491

Highbridge Principal Strategies – Institutional Mezzanine Partners II Subsidiary, L.P.	$964,285.71

40 West 57th, 33rd Floor New York, NY 10019 Attn: Don Dimitrievich Phone (212) 287-5491

Highbridge Principal Strategies – AP Mezzanine Partners II, L.P.	$630,000.00

40 West 57th, 33rd Floor New York, NY 10019 Attn: Don Dimitrievich Phone (212) 287-5491

Apollo Investment Corporation	$4,464,285.81

c/o Apollo Management, L.P. 9 W. 57th Street New York, NY 10019 Attn: Joseph Glatt

Apollo Centre Street Partnership, L.P.	$1,339,285.81

c/o Apollo Management, L.P. 9 W. 57th Street New York, NY 10019 Attn: Joseph Glatt

Apollo Special Opportunities Managed Account, L.P.	$2,589,285.81

c/o Apollo Management, L.P. 9 W. 57th Street New York, NY 10019 Attn: Joseph Glatt

SCHEDULE A

Exhibit A

FORM OF TRANCHE B NOTE

$ [ ]	, 201

FOR VALUE RECEIVED, Energy & Exploration Partners, Inc., a Delaware corporation (the “Issuer”), hereby promises to pay to [                    ] (the “Holder”) or its registered assigns, at the principal office of Cortland Capital Market Services LLC (the “Administrative Agent”), the principal sum of [        ] Dollars ($[        ]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Notes purchased by the Holder from the Issuer under the Note Purchase Agreement as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Note Purchase Agreement, and to pay interest on the unpaid principal amount of this Note, at such office, in like money and funds, for the period commencing on the date of the purchase of this Note until this Note shall be paid in full, at the rates per annum and on the dates provided in the Note Purchase Agreement.

The date and amount of this Note, and each payment made on account of the principal thereof, shall be recorded by the Holder on its books and, prior to any transfer of this Note, may be endorsed by the Holder on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Holder. Failure to make any such notation or to attach a schedule shall not affect the Holder’s or the Issuer’s rights or obligations in respect of this Note or affect the validity of such transfer by the Holder of this Note.

This Note is one of the Tranche B Notes referred to in the Note Purchase Agreement dated as of April 8, 2013, as supplemented by the First Supplement, dated as of December 12, 2013 (such Note Purchase Agreement as the same may be amended, supplemented or restated from time to time, the “Note Purchase Agreement”) among the Issuer, the Administrative Agent, and the holders signatory thereto (including the Holder). Capitalized terms used in this Note have the respective meanings assigned to them in the Note Purchase Agreement.

This Note is issued pursuant to the Note Purchase Agreement and is entitled to the benefits provided for in the Note Purchase Agreement and the other Note Documents. The Note Purchase Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of this Note upon the terms and conditions specified therein and other provisions relevant to this Note.

The ownership of an interest in this Note shall be registered in the Register. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is made in accordance with the terms and conditions of the Note Purchase Agreement, is registered in the Register and the transferee is identified as the owner of an interest in the obligation. The Holder or its agent shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

EXHIBIT A

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

ENERGY & EXPLORATION PARTNERS, INC.

By:
Name:
Title:

SIGNATURE PAGE

TRANCHE B NOTE

Exhibit B

New APOD

[See attached.]

EXHIBIT B

Exhibit B: ENXP Approved Plan of Development April 2013 – December 2013

***

***	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

EXHIBIT B

Exhibit C

FIRST SUPPLEMENT CLOSING DATE CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFY AS FOLLOWS:

I am the [                    ] of Energy & Exploration Partners, Inc., a Delaware corporation (“Issuer”).

1. The closing date certificate is delivered pursuant to Section 3(f) of the First Supplement, dated as of December 12, 2013 (the “First Supplement”), to the Note Purchase Agreement, dated as of April 8, 2013, by and among Issuer, the Holders party thereto from time to time and Cortland Capital Market Services LLC, as administrative agent for the Holders (the “Administrative Agent”).

2. I have reviewed the terms of the First Supplement, the Note Purchase Agreement and the definitions and provisions contained in the Note Purchase Agreement relating thereto, and in my opinion I have made, or have caused to be made under my supervision, such examination or investigation as is reasonably necessary to enable me to express an informed opinion as to the matters referred to herein.

3. Based upon my review and examination described in paragraph 2 above, I certify, in my capacity as [                    ] of Issuer, that as of the date hereof:

(a) as of the First Supplement Closing Date, the representations and warranties contained in each of the First Supplement are true and correct in all material respects on and as of the First Supplement Closing Date (or to the extent such representations and warranties specifically relate to an earlier date on and as of such earlier date); and

(b) as of the First Supplement Closing Date, the Issuer has performed and complied with all covenants, agreements, obligations and conditions contained in the First Supplement that are required to be performed or complied with by the Issuer on or before the First Supplement Closing Date.

EXHIBIT C

The foregoing certifications are made and delivered as of December     , 2013

ENERGY & EXPLORATION PARTNERS, INC.

By:
Name:
Title:

SIGNATURE PAGE

FIRST SUPPLEMENT

CLOSING DATE CERTIFICATE

Appendix A

TOTAL COMMITMENTS

Holder	Tranche A Commitment	Tranche A Pro Rate Share	Tranche B Commitment	Tranche B Pro Rata Share
Highbridge Principal Strategies – Mezzanine Partners II Delaware Subsidiary, LLC	$30,730,996.57	21.952%	$6,024,106.86	24.097%
Highbridge Principal Strategies – Offshore Mezzanine Partners Master Fund II, L.P.	$50,340,124.06	35.96%	$8,988,750.00	35.955%
Highbridge Principal Strategies – Institutional Mezzanine Partners II Subsidiary, L.P.	$5,404,077.49	3.86%	$964,285.71	3.857%
Highbridge Principal Strategies – AP Mezzanine Partners II, L.P.	$3,524,801.88	2.51%	$630,000.00	2.250%
Apollo Investment Corporation	$25,000,000.00	17.86%	$4,464,285.81	17.857%
Apollo Centre Street Partnership, L.P.	$7,500,000.00	10.357%	$1,339,285.81	10.357%
Apollo Special Opportunities Managed Account, L.P.	$14,500,000.00	5.357%	$2,589,285.81	5.357%
Apollo SK Strategic Investments, L.P.	$3,000,000.00	2.144%

Total	$140,000,000.00	100.00%	$25,000,000	100.00%

Appendix A